UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2010

Behringer Harvard Short-Term Opportunity
Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51291	71-0897614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1620
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 22, 2010, our general partners appointed Kymberlyn Janney to serve as the Registrant’s principal accounting officer following Kimberly Arianpour’s departure as the Registrant’s principal accounting officer on November 22, 2010

In addition to serving as the Registrant’s principal accounting officer, as of November 22, 2010, Ms. Janney is serving as principal accounting officer of Behringer Harvard Mid-Term Value Enhancement Fund I LP, another Behringer Harvard sponsored program, and as of November 23, 2010, Ms. Janney is also Chief Financial Officer and Treasurer of two other Behringer Harvard sponsored programs, Behringer Harvard Opportunity REIT I, Inc. (“Opportunity REIT I”) and Behringer Harvard Opportunity REIT II, Inc. (“Opportunity REIT II”).  She has served as the Senior Vice President — Financial Administration of Opportunity REIT I’s advisor and Opportunity REIT II’s advisor since July 2010.  Ms. Janney has over 25 years of experience in commercial real estate related accounting and financial activities, including over 20 years of management-level experience.  Prior to joining Behringer Harvard, from October 2009 until July 2010, Ms. Janney served as a consultant for Meridian Realty Advisors, a full service real estate management and advisory company focused on senior living and healthcare related real estate investment opportunities.  From February 2007 to September 2009, Ms. Janney was Executive Vice President and Chief Financial Officer for Direct Development, where she was responsible for accounting and reporting systems, internal controls and policies and procedures for the commercial retail development company, brokerage company and related project entities.  From October 2004 to January 2007, Ms. Janney was Managing Director and Chief Financial Officer of Hawkeye Partners, LP, a start-up real estate private equity fund.  From December 1994 to October 2004, Ms. Janney was with the Hampstead Group, a privately held real estate investment company, where she served as Controller from 1994 to 1999 and as Chief Financial Officer from 2000 to 2004.  Ms. Janney received a Bachelor of Business Administration degree from Baylor University.  Ms. Janney is a Certified Public Accountant in the State of Texas.  Ms. Janney is 48 years old.

The appointment of Ms. Janney was not made pursuant to any arrangement or understanding between her and any other person. The Registrant does not directly compensate its officers for services rendered to the Registrant. Ms. Janney does not have any direct or indirect material interests in any transaction with the Registrant or in any currently proposed transaction to which the Registrant is a party.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP

	By:	Behringer Harvard Advisors II LP,
Co-General Partner

Dated: November 29, 2010	By:	/s/ Gerald J. Reihsen, III

Gerald J. Reihsen, III
Executive Vice President – Corporate Development &
Legal and Secretary

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